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                                                               EXECUTION VERSION


                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement, dated as of November 1, 2003 (this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily, manufactured housing and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-off Date, among the Purchaser as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer (in such capacity, the "Master Servicer"), ARCap Servicing, Inc., as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $713,275,157 (the "Merrill Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Merrill Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $1,055,546,925 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on November 20, 2003 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Price") for the Mortgage Loans shall be equal to (A) (i) 100.84767% of the Merrill Mortgage Loan Balance as of the Cut-off Date, plus (ii) $2,018,263, which amount represents the amount of interest accrued on the Merrill Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date, less (B) the principal amounts or percentage interests of the Certificates set forth on Exhibit B attached hereto (collectively, the "Retained Certificates").

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         The Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the Purchase Price, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

         (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan (each, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

         (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2003-KEY1, Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1, or in blank;

         (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office;

         (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office;

         (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) or a certified

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     copy of that assignment as sent for recording and any missing recording information) of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2003-KEY1, Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1, or in blank;

         (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2003-KEY1, Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1, or in blank;

         (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

         (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

         (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing
     Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Amendment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2003-KEY1, Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1, as assignee, or in blank;

         (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

         (x) any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

         (xi) copies of any loan agreement (if any), escrow agreement (if any), security agreement (if any), management agreement (if any), franchise agreement (if any), agreed-upon procedures letter (if any), lockbox or cash management agreement (if any), environmental reports, or letter of credit relating to a Mortgage Loan;

         (xii) Mortgage Loan checklist; and

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         (xiii) with respect to any Companion Loan, all of the above documents
     (if any) with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note related to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

     The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

         (d) The Seller shall take all actions reasonably necessary to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement.

         (e) All documents and records (except attorney-client privileged communication and internal credit analysis of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

         (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

         SECTION 3. Representations, Warranties and Covenants of Seller.

         (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

         (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or

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     an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

         (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

         (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

         (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

         (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

         (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

         (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Price. The consideration received by

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     the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

         (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Exhibit C and Section 20 of this Agreement.

         (c) If the Seller discovers or receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from such discovery or receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which for purposes of this clause (i) shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which for purposes of this clause (ii) shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which for purposes of such repurchase shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any intervening assignment required to create a complete assignment to the Trustee or any letter of credit) shall be considered to materially and adversely affect the interests of the Certificateholders or the

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value of the related Mortgage Loan unless the document with respect to which the
Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations. A
Document Defect or Breach as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and is not cured as provided for above, shall require the repurchase or substitution of all such cross-collateralized and cross-defaulted Mortgage Loans unless (1) the debt service coverage ratio for all the remaining related Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the greater of the debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution and 1.25x, and (2) the weighted average loan-to-value ratio for the remaining related Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the related Seller shall not be greater than the lesser of (a) the weighted average loan-to-value ratio for all such related Crossed Loans, including the affected Crossed Loan, and (b) 75%; provided, that if such debt service coverage test is satisfied and any Crossed Loan is not so materially and adversely affected and therefore is not so repurchased or substituted, then such Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan is held in the Trust Fund; and provided, further, that the repurchase of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions; and provided, further, that the borrower under such Mortgage Loan is an intended third party beneficiary of this provision, which shall not be modified without such borrower's consent; and provided, further, that the Majority Subordinate Certificateholder shall have consented to the repurchase of the affected Crossed Loan, which consent shall not be unreasonably withheld. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the second preceding sentence), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Paragraph 8 of Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

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         To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed in Section 3(c) above while the Trustee continues to hold any other Crossed Loans in such Crossed Group (as defined in Section 20 of this Agreement), the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against the Primary Collateral.

         If the exercise by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan Documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event.

         For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such Mortgage Loans.

         (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

         (e) This Section 3 provides the sole remedy available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to
Section 3 of this Agreement.

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         (f) The Seller hereby covenants and agrees that, within 60 days after the Closing Date, the Seller shall (x) notify each provider of a letter of credit for a Mortgage Loan, that the Master Servicer or the Special Servicer on behalf of the Trust for the benefit of the Certificateholders shall be the beneficiary under each such letter of credit, and (y) make a written request to "franchisor" under each franchisor comfort letter, if any, for each such "franchisor" to issue a replacement comfort letter for the benefit of the Trust Fund substantially similar to the comfort letter being replaced. If the Mortgage Loan Documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to the related letter of credit, then the Seller shall pay such costs and expenses. If the Mortgage Loan Documents require the related Mortgagor to pay any costs and expenses relating to any modifications to the related letter of credit, such costs and expenses shall be an expense of the Mortgagor, unless such Mortgagor fails to pay such costs and expenses after the Seller has exercised all remedies available under the applicable Mortgage Loan Documents to collect such costs and expenses, in which case the Seller shall pay such costs and expenses; provided, however, that the Seller shall have the right to pursue any course of action to recover such costs and expenses from the related Mortgagor.


         SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

         (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

         (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition

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(financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

         (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

         (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

         (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Price.

         (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

         (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

         (i) The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

         SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Baker & McKenzie on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

         (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

         (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

         (f) A letter from the independent accounting firm of Price WaterhouseCoopers LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively; and

         (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of November 7, 2003, among the Seller, the Purchaser and the Underwriters.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

         (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Agreement to Appointment of Master Servicer duly executed by the Purchaser and the Seller;

         (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

         (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Underlying Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain Statistical Information Regarding the Underlying Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Prospectus Supplement, entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and Collateral Term Sheet And Description of the Ten Largest Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), Annex E entitled "77 West Wacker Drive Amortization Table" (insofar as the information contained in Annex E relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1 or Annex A-2), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and, without limitation, exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Underlying Mortgage Loans And The Mortgaged Real Properties," "RISK FACTORS", "DESCRIPTION OF THE MORTGAGE POOL" (other than "DESCRIPTION OF THE MORTGAGE POOL--Assignment of the Mortgage Loans") and "DESCRIPTION OF THE OFFERED CERTIFICATES--Payments--Class WW Certificates and the 77 West Wacker Drive Mortgage Loan." The "Specified

Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "v" of the Memorandum;

         (e) The resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of incorporation and bylaws of the Seller, and a certificate of good standing of the Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

         (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

         (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

         SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the Closing Statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date.

         SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and
(v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

         SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

         SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

         SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES

HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

         SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

         SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase and/or substitution obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

         SECTION 18. Accountants' Letters. The parties hereto shall cooperate with PriceWaterhouseCoopers in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

         SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.


         SECTION 20. Cross-Collateralized Mortgage Loans. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "Crossed Group"), by their terms, cross-defaulted and cross-collateralized. Each Crossed Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 20 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Crossed Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Crossed Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                     SELLER
                                     ------


                                     MERRILL LYNCH MORTGAGE LENDING, INC.


                                     By: /s/ David M. Rodgers
                                        -------------------------------------
                                         Name:  David M. Rodgers
                                         Title: Vice President

                                     Address for Notices:

                                     Four World Financial Center
                                     250 Vesey Street
                                     New York, New York 10080

                                     Telecopier No.: (212) 449-3658
                                     Telephone No.: (212) 449-3611

                                    PURCHASER
                                    ---------

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By: /s/ George H. Kok
                                       --------------------------------------
                                        Name: George H. Kok
                                        Title:   Senior Vice President



                                    Address for Notices:

                                    Four World Financial Center
                                    250 Vesey Street
                                    New York, New York 10080

                                    Telecopier No.: (212) 449-3658
                                    Telephone No.: (212) 449-4893

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


         For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

         1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Due Dates for the Mortgage Loans in November 2003.

         2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

         3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in November 2003 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in November 2003, without giving effect to any applicable grace period.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing


                                    Sch-I-1
interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property, which rights do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration, the terms of which condominium declaration do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

         5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and,

                                    Sch-I-2
subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Borrower owns any interest in any payments due under the related leases on which the Borrower is the landlord, covered by the related Assignment of Leases.

         6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part.

         7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

         8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted

                                    Sch-I-3

Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

         9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan Documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

         10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan Documents contains any provision that expressly excuses the related Borrower from obtaining and maintaining insurance coverage for acts of terrorism.

         11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

         12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Exhibit D hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment (which may include a Phase II environmental assessment) meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party

                                    Sch-I-4
environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan Documents, maintain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Borrower under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan Documents for each Mortgage Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Exhibit E are covered by environmental insurance policies and each such policy is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the

                                    Sch-I-5

Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow. Each Borrower represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Borrower (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan.


         13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

         14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably

                                    Sch-I-6
estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property located in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

         Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

         15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that

                                    Sch-I-7
have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

         16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

         17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

         18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

     (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

     (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

                                    Sch-I-8

     (iii) the Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

     (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

     (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

     (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

     (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

     (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

     (ix) under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

     (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending

                                    Sch-I-9
area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

     (xi) such Ground Lease provides that it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

         19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

         20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

         21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                                    Sch-I-10

         22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

         23. Other Mortgage Liens. Except for Mortgage Loans secured by residential cooperative properties, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

         24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

         25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

         26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

         27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized

                                    Sch-I-11

Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

         28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Borrower to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

         29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i). To the Seller's knowledge, defeasance under each such Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan Documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees.

         31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

         32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve
(12) months.

         33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or

                                    Sch-I-12
event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

         34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of: (i) if the related Mortgaged Property is a residential cooperative property, transfers of stock of the Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the Borrower to other persons who by virtue of such transfers become tenant-shareholders in the Borrower; and (ii) in the case of other types of Mortgaged Properties, family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

         35. Single Purpose Entity. Except in cases where the related Mortgaged Property is a residential cooperative property, the Borrower on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

         36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

         38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming

                                    Sch-I-13
it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Borrower is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

         39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Borrower granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in Paragraph 13 hereof, binding assignment thereof from the relevant assignor to the Trustee.

         40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

         41. Commencement of Amortization. Each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

         42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

         43. Recourse. Unless the related Mortgaged Property is a residential cooperative property, the related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such Borrower, or an entity controlled by a principal of such Borrower for damages, liabilities, expenses or claims sustained in connection with the Borrower's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an

                                    Sch-I-14
action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

         44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

         45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

         46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

         47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Borrower, and with such other information as may be required therein.

         48. Grace Period. With respect to each Mortgage Loan, the related Mortgage or Mortgage Note provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five
(5) days from notice to the related Borrower of the default.

         49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

         (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

         (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

                                    Sch-I-15
in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

         50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

         51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

         52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

         53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                    Sch-I-16

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                   [ATTACHED]








                                    Exh-A-1

                             MORTGAGE LOAN SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
                                                                  MORTGAGE LOAN
LOAN #                          PROPERTY NAME                         SELLER                PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
   1     77 West Wacker Drive                                          MLML         Office
   2     The Solomon Pond Mall                                         MLML         Retail
   3     Miami International Mall                                      MLML         Retail
   6     Lincoln Center                                                MLML         Mixed Use
   7     The Puck Building                                             MLML         Office
   8     167 East 61st Street                                          MLML         Multifamily
  10     Circa Capital - East Pool                                     MLML         Hospitality
 10.01   Holiday Inn - Billings                                                     Hospitality
 10.02   Holiday Inn-Fort Smith                                                     Hospitality
 10.03   Holiday Inn - Park Plaza                                                   Hospitality
  11     GFS Marketplace Portfolio                                     MLML         Retail
 11.01   Anderson, IN                                                               Retail
 11.02   Battle Creek, MI                                                           Retail
 11.03   Bradley, IL                                                                Retail
 11.04   Escanaba, MI                                                               Retail
 11.05   Findlay, OH                                                                Retail
 11.06   Fort Wayne, IN - CC                                                        Retail
 11.07   Fort Wayne, IN - Illinois Rd                                               Retail
 11.08   Grand Rapids, MI - Cascade                                                 Retail
 11.09   Lafayette, IN                                                              Retail
 11.10   Lansing, IL                                                                Retail
 11.11   Livonia, MI                                                                Retail
 11.12   Miamisburg, OH                                                             Retail
 11.13   Mishawaka, IN                                                              Retail
 11.14   Monroe, MI                                                                 Retail
 11.15   Palatine, IL                                                               Retail
 11.16   Traverse City, MI                                                          Retail
 11.17   Trotwood, OH                                                               Retail
  13     Circa Capital - West Pool                                     MLML         Hospitality
 13.01   Holiday Inn                                                                Hospitality
 13.02   Holiday Inn- Hotel & Towers                                                Hospitality
 13.03   Holiday Inn Fresno Airport                                                 Hospitality
  15     Retreat at Speedway Apartments                                MLML         Multifamily
  16     Residenz Apartments                                           MLML         Multifamily
  17     Grand Forks Marketplace                                       MLML         Retail
  19     The Coast Savings Building                                    MLML         Office
  21     Lake Stevens Marketplace                                      MLML         Retail
  25     Anderson Multifamily Portfolio                                MLML         Multifamily
 25.01   Lantana Apartments                                                         Multifamily
 25.02   Park at Colonnade                                                          Multifamily
 25.03   Calypso Apartments                                                         Multifamily
  26     Indian Hills Plaza                                            MLML         Retail
  28     Katella Corporate Center                                      MLML         Office
  32     2400 Hudson Avenue                                            MLML         Multifamily
  34     Comanche Business Park                                        MLML         Industrial
  35     Cheyenne Manufactured Housing Community Portfolio             MLML         Manufactured Housing
 35.01   Mobile Home Village                                                        Manufactured Housing
 35.02   Pioneer Park                                                               Manufactured Housing
 35.03   Circle Park                                                                Manufactured Housing
 35.04   Country Lane                                                               Manufactured Housing
 35.05   Frontier Village                                                           Manufactured Housing
 35.06   Kimberly Village                                                           Manufactured Housing
  36     529 Broadway                                                  MLML         Retail
  40     Georgia Pacific Distribution Warehouse - Philadelphia         MLML         Industrial
  43     Ygnacio Village Apartments                                    MLML         Multifamily
  44     Oro Valley Retail                                             MLML         Retail
  48     Research Pointe Apartments                                    MLML         Multifamily
  49     Country Sunset                                                MLML         Manufactured Housing
  51     Fallbrook Towne Center                                        MLML         Retail
  53     2545 Aramingo Avenue                                          MLML         Retail
  54     Savannah Springs Apartments                                   MLML         Multifamily
  55     Mariner Village Center                                        MLML         Retail
  56     Lake Heights Apartments                                       MLML         Multifamily
  58     Georgia Pacific Distribution Warehouse - Morton               MLML         Industrial
  59     Losson Garden Apartments                                      MLML         Multifamily
  61     2-10 Greenwich, 4-14 Putnam Avenue                            MLML         Mixed Use
  63     Renaissance Apartments                                        MLML         Multifamily
  65     55 Liberty Street                                             MLML         Multifamily
  66     Wyntrebrooke Apartments                                       MLML         Multifamily
  67     NWC of Church Street & Route 31                               MLML         Retail
  68     512 Aberdeen                                                  MLML         Multifamily
  72     Lincoln Park Manor Manufactured Housing Community             MLML         Manufactured Housing
  75     Storage Max - Worcester                                       MLML         Self Storage
  76     Meadowview Plaza                                              MLML         Retail
  77     1201 East Colonial Drive                                      MLML         Retail
  78     Village Park                                                  MLML         Manufactured Housing
  79     Storage Max - Londonderry                                     MLML         Self Storage

------------------------------------------------------------------------------------------------------------------------------------
LOAN #                        ADDRESS                             CITY                COUNTY         STATE    ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
   1       77 West Wacker Drive                           Chicago               Cook                  IL        60601
   2       601 Donald Lynch Boulevard                     Marlborough           Middlesex             MA        01752
   3       1455 Northwest 107th Avenue                    Miami                 Dade                  FL        30301
   6       1100 Lincoln Road                              Miami Beach           Miami-Dade            FL        33139
   7       295 Lafayette Street                           New York              New York              NY        10012
   8       167 East 61st Street                           New York              New York              NY        10021
  10       Various                                        Various               Various             Various    Various
 10.01     5500 Midland Road                              Billings              Yellowstone           MT        59101
 10.02     700 Rogers Avenue                              Fort Smith            Sebastian             AR        72901
 10.03     3201 South Loop 289                            Lubbock               Lubbock               TX        79423
  11       Various                                        Various               Various             Various    Various
 11.01     2110 East 53rd Street                          Anderson              Madison               IN        46013
 11.02     12595 Harper Village Drive                     Battle Creek          Calhoun               MI        49014
 11.03     1350 Locke Drive                               Bourbannais           Kankakee              IL        60914
 11.04     1125 North Lincoln Road                        Escanaba              Delta                 MI        49829
 11.05     2301 Tiffen Avenue                             Findlay               Hancock               OH        45840
 11.06     5831 Crosscreek Boulevard                      Fort Wayne            Allen                 IN        46818
 11.07     5507 Illinois Road                             Fort Wayne            Allen                 IN        46804
 11.08     5665 28th Street                               Grand Rapids          Kent                  MI        49546
 11.09     200 Park East Boulevard                        Lafayette             Tippecanoe            IN        47802
 11.10     2330 173rd Street                              Lansing               Cook                  IL        49441
 11.11     29150 6 Mile Road                              Livonia               Wayne                 MI        48154
 11.12     8499 B Springboro Pike SR 741                  Miamisburg            Montgomery            OH        45342
 11.13     5440 North Main Street                         Mishawaka             St. Joseph            IN        46530
 11.14     1733 Telegraph Road                            Monroe                Monroe                MI        48162
 11.15     1930 North Rand Road                           Palatine              Cook                  IL        60074
 11.16     1781 Barlow Street                             Traverse City         Grand Traverse        MI        49411
 11.17     5380 Salem Avenue                              Trotwood              Montgomery            OH        45426
  13       Various                                        Various               Various             Various    Various
 13.01     204 West Fox Farm Road                         Cheyenne              Laramie               WY        82007
 13.02     801 Avenue Q                                   Lubbock               Lubbock               TX        79401
 13.03     5090 East Clinton Way                          Fresno                Fresno                CA        93722
  15       7401 East Speedway Boulevard                   Tucson                Pima                  AZ        85710
  16       700 Lincoln Park Boulevard                     Kettering             Montgomery            OH        45429
  17       32nd Avenue South and I-29                     Grand Forks           Grand Forks           ND        58201
  19       315 West Ninth Street                          Los Angeles           Los Angeles           CA        90014
  21       303 91st Avenue Northeast                      Everett               Snohomish             WA        98205
  25       Various                                        Various               Bexar                 TX       Various
 25.01     4603 Vance Jackson Road                        San Antonio           Bexar                 TX        78230
 25.02     3815 Parkdale Drive                            San Antonio           Bexar                 TX        78229
 25.03     5900 Wurzbach Road                             Leon Valley           Bexar                 TX        78238
  26       SEC Highways 90 and 92                         Sierra Vista          Cochise               AZ        85635
  28        4281 Katella Avenue                           Los Alamitos          Orange County         CA        90720
  32       2400 Hudson Avenue                             Fort Lee              Bergen                NJ        07024
  34       2420 Comanche Northeast                        Albuquerque           Bernalillo            NM        87107
  35       Various                                        Various               Various               WY       Various
 35.01     1314 West 18th Street                          Cheyenne              Laramie               WY        82007
 35.02     1104 Wilderness Trail                          Green River           Sweetwater            WY        82935
 35.03     609 East Prosser Road                          Cheyenne              Laramie               WY        82007
 35.04     212 Tyler Place                                Cheyenne              Laramie               WY        82007
 35.05     312 West Jefferson Road                        Cheyenne              Laramie               WY        82007
 35.06     401 East Prosser Road                          Cheyenne              Laramie               WY        82007
  36       529 Broadway                                   New York              New York              NY        10012
  40       7575 Brewster Avenue                           Philadelphia          Philadelphia          PA        19153
  43       1295 Homestead Avenue                          Walnut Creek          Contra Costa          CA        94596
  44       10785 & 10825 North Oracle Road                Oro Valley            Pima                  AZ        85737
  48       8220 Research Boulevard                        Austin                Travis                TX        78758
  49       61445 Southeast 27th                           Bend                  Deschutes             OR        97702
  51       1061,1097 - 1127 South Mission Road            Fallbrook             San Diego             CA        92028
  53       2545 Aramingo Avenue                           Philadelphia          Philadelphia          PA        19125
  54       35 Savannah Way                                Fort Oglethorpe       Catoosa               GA        30742
  55       11060 Spring Hill Drive                        Spring Hill           Hernando              FL        34608
  56       5327 Rogers Road                               Hamburg               Erie                  NY        14075
  58       510 East Courtland Street                      Morton                Tazewell              IL        61550
  59       110 Losson Road                                Cheektowaga           Erie                  NY        14227
  61       2-10 Greenwich & 4-14 Putnam Avenue            Greenwich             Fairfield             CT        06830
  63       3744 Pennsylvania Avenue                       Fremont               Alameda               CA        94536
  65       53-55  Liberty Street                          New York              New York              NY        10005
  66       3688 Big Tree Road                             Hamburg               Erie                  NY        14075
  67       NWC of Church Street & Route 31                Flemington            Hunterdon             NJ        08822
  68       512 Aberdeen Avenue                            Kettering             Montgomery            OH        45419
  72       110 Parker Parkway                             Lincoln Park          Denton                TX        76227
  75       19 McKeon Road                                 Worcester             Worcester             MA        01610
  76       1441 Meadowview Road                           Sacramento            Sacramento            CA        95832
  77       1201 East Colonial Drive                       Orlando               Orange                FL        32803
  78       1212 Southwest 11th Street                     Hermiston             Umatilla              OR        97838
  79       9 Londonderry Road                             Londonderry           Rockingham            NH        03053

------------------------------------------------------------------------------------------------------------------------------------
                                                    MONTHLY      ORIGINAL        MASTER         NET
                                                     DEBT        MORTGAGE      SERVICING      MORTGAGE       ACCRUAL
LOAN #      CUTOFF BALANCE     ORIGINAL BALANCE     SERVICE      RATE (%)       FEE RATE      RATE (%)        TYPE            TERM
------------------------------------------------------------------------------------------------------------------------------------
   1         145,000,000.00     145,000,000.00    833,968.12      5.6370         0.0200        5.5951       Actual/360         120
   2         114,000,000.00     114,000,000.00    542,119.63      3.9675         0.0200        3.9256       Actual/360         120
   3          97,500,000.00      97,500,000.00    544,453.35      5.3500         0.0200        5.3081       Actual/360         120
   6          34,000,000.00      34,000,000.00    200,797.01      5.8600         0.0200        5.8181       Actual/360         120
   7          30,378,220.95      30,500,000.00    172,220.05      5.4500         0.0200        5.4081       Actual/360         120
   8          30,000,000.00      30,000,000.00    128,125.00      5.1250         0.0200        5.0831       Actual/360         120
  10          24,716,509.96      24,800,000.00    174,491.00      6.9500         0.0200        6.9081       Actual/360         120
 10.01        10,962,968.13      11,000,000.00
 10.02         7,674,077.69       7,700,000.00
 10.03         6,079,464.14       6,100,000.00
  11          22,955,260.10      23,060,000.00    138,867.60      5.3000         0.0200        5.2581       Actual/360         120
 11.01         1,184,594.97       1,190,000.00
 11.02         1,134,822.07       1,140,000.00
 11.03         1,184,594.97       1,190,000.00
 11.04           955,639.64         960,000.00
 11.05         1,214,458.71       1,220,000.00
 11.06         1,672,369.37       1,680,000.00
 11.07         1,483,232.00       1,490,000.00
 11.08         1,453,368.62       1,460,000.00
 11.09         1,134,822.07       1,140,000.00
 11.10         1,742,051.43       1,750,000.00
 11.11         1,254,277.03       1,260,000.00
 11.12         1,473,277.78       1,480,000.00
 11.13         1,602,687.31       1,610,000.00
 11.14           945,685.00         950,000.00
 11.15         1,961,052.18       1,970,000.00
 11.16         1,304,049.92       1,310,000.00
 11.17         1,254,277.03       1,260,000.00
  13          20,131,996.01      20,200,000.00    142,125.74      6.9500         0.0200        6.9081       Actual/360         120
 13.01         8,272,057.77       8,300,000.00
 13.02         6,976,434.26       7,000,000.00
 13.03         4,883,503.98       4,900,000.00
  15          16,945,504.77      17,000,000.00    93,243.86       5.1900         0.0200        5.1481       Actual/360         120
  16          16,800,000.00      16,800,000.00    98,040.24       5.7500         0.0200        5.7081       Actual/360         120
  17          13,792,261.33      13,850,000.00    76,566.02       5.2600         0.0200        5.2181       Actual/360         120
  19           9,950,000.00       9,950,000.00    60,553.80       6.1400         0.0200        6.0981       Actual/360          60
  21           9,590,295.37       9,600,000.00    52,773.96       5.2100         0.0200        5.1681       Actual/360         120
  25           8,991,784.67       9,000,000.00    51,809.07       5.6250         0.0200        5.5831       Actual/360         120
 25.01         2,237,955.30       2,240,000.00
 25.02         4,955,472.44       4,960,000.00
 25.03         1,798,356.93       1,800,000.00
  26           8,414,173.91       8,440,000.00    47,393.20       5.4000         0.0200        5.3581       Actual/360         120
  28           7,986,417.18       8,000,000.00    49,674.38       6.3300         0.0200        6.2881       Actual/360         120
  32           6,993,407.55       7,000,000.00    39,745.23       5.5000         0.0200        5.4581       Actual/360         120
  34           6,000,000.00       6,000,000.00    50,631.41       6.0000         0.0200        5.9581       Actual/360         120
  35           6,650,000.00       6,650,000.00    40,836.82       5.5000         0.0200        5.4581       Actual/360         120
 35.01           400,000.00         400,000.00
 35.02         2,820,000.00       2,820,000.00
 35.03           975,000.00         975,000.00
 35.04           560,000.00         560,000.00
 35.05           960,000.00         960,000.00
 35.06           935,000.00         935,000.00
  36           5,984,658.99       6,100,000.00    65,297.93       5.2000         0.0200        5.1581       Actual/360         120
  40           5,161,561.24       5,175,000.00    34,233.92       6.2800         0.0200        6.2381       Actual/360         120
  43           4,596,055.68       4,600,000.00    27,196.04       5.8700         0.0200        5.8281       Actual/360         120
  44           4,535,000.00       4,535,000.00    26,840.73       5.8800         0.0200        5.8381       Actual/360         120
  48           3,992,698.39       4,000,000.00    24,007.74       6.0100         0.0200        5.9681       Actual/360         120
  49           3,971,596.01       3,975,000.00    23,513.63       5.8750         0.0200        5.8331       Actual/360         120
  51           3,927,047.51       3,938,000.00    23,156.51       5.8200         0.0200        5.7781       Actual/360         180
  53           3,840,621.46       3,850,000.00    26,333.28       6.6400         0.0200        6.5981       Actual/360         120
  54           3,600,000.00       3,600,000.00    21,077.28       5.7800         0.0200        5.7381       Actual/360         120
  55           3,596,824.50       3,600,000.00    21,031.50       5.7600         0.0200        5.7181       Actual/360         120
  56           3,571,527.82       3,575,000.00    20,018.97       5.3750         0.0200        5.3331       Actual/360          60
  58           3,503,877.22       3,513,000.00    23,239.37       6.2800         0.0200        6.2381       Actual/360         120
  59           3,471,624.94       3,475,000.00    19,459.00       5.3750         0.0200        5.3331       Actual/360          60
  61           3,297,441.75       3,300,000.00    20,318.67       6.2500         0.0200        6.2081       Actual/360         120
  63           3,246,939.22       3,250,000.00    18,453.14       5.5000         0.0200        5.4581       Actual/360         120
  65           3,100,000.00       3,100,000.00    14,518.33       5.6200         0.0200        5.5781       Actual/360         120
  66           2,947,134.84       2,950,000.00    16,519.15       5.3750         0.0200        5.3331       Actual/360          60
  67           2,865,000.00       2,865,000.00    18,259.74       6.5800         0.0200        6.5381       Actual/360         120
  68           2,700,000.00       2,700,000.00    15,756.47       5.7500         0.0200        5.7081       Actual/360         120
  72           2,100,000.00       2,100,000.00    11,759.40       5.3750         0.0200        5.3331       Actual/360          60
  75           1,900,000.00       1,900,000.00    13,277.68       6.8750         0.0200        6.8331       Actual/360         120
  76           1,898,519.05       1,900,000.00    11,673.92       6.2300         0.0200        6.1881       Actual/360         120
  77           1,797,588.58       1,800,000.00    11,323.92       5.7500         0.0200        5.7081       Actual/360         120
  78           1,623,608.43       1,625,000.00     9,612.49       5.8750         0.0200        5.8331       Actual/360         120
  79           1,250,000.00       1,250,000.00     8,735.31       6.8750         0.0200        6.8331       Actual/360         120

                                    Exh-A-2

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    ARD
                        MATURITY        ARD      AMORT       REM.                                 STEP UP     ENVIRONMENTAL
LOAN #     REM. TERM      DATE         DATE      TERM       AMORT      GROUND LEASE       ARD       (%)          POLICY
------------------------------------------------------------------------------------------------------------------------------------
   1          120        11/1/13                  360        360            No            No                        No
   2          117        8/1/13                   360        360            No            No                        No
   3          119        10/1/13                  360        360      Fee/Leasehold       No                        No
   6          120        11/1/13                  360        360            No            No                        No
   7          116        7/1/13       6/1/33      360        356            No            Yes       1.8             No
   8          120        11/1/13                   0          0            Yes            No                        No
  10          117        8/1/13       8/1/28      300        297            No            Yes       2.0             No
 10.01                                                                      No                                      No
 10.02                                                                      No                                      No
 10.03                                                                      No                                      No
  11          117        8/1/13       8/1/2028    300        297            No            Yes       2.0             No
 11.01                                                                      No                                      No
 11.02                                                                      No                                      No
 11.03                                                                      No                                      No
 11.04                                                                      No                                      No
 11.05                                                                      No                                      No
 11.06                                                                      No                                      No
 11.07                                                                      No                                      No
 11.08                                                                      No                                      No
 11.09                                                                      No                                      No
 11.10                                                                      No                                      No
 11.11                                                                      No                                      No
 11.12                                                                      No                                      No
 11.13                                                                      No                                      No
 11.14                                                                      No                                      No
 11.15                                                                      No                                      No
 11.16                                                                      No                                      No
 11.17                                                                      No                                      No
  13          117        8/1/13       8/1/28      300        297            No            ARD       2.0             No
 13.01                                                                      No                                      No
 13.02                                                                      No                                      No
 13.03                                                                      No                                      No
  15          117        8/1/13                   360        357            No            No                        No
  16          120        11/1/13                  360        360            No            No                        No
  17          116        7/1/13                   360        356            No            No                        No
  19           60        11/1/08                  360        360            No            No                        No
  21          119        10/1/13                  360        359            No            No                        No
  25          119        10/1/13                  360        359            No            No                        No
 25.01                                                                      No                                      No
 25.02                                                                      No                                      No
 25.03                                                                      No                                      No
  26          117        8/1/13                   360        357            No            No                        No
  28          118        9/1/13                   360        358            No            No                        No
  32          119        10/1/13                  360        359            No            No                        No
  34          120        11/1/13                  180        180            No            No                        No
  35          120        11/1/13                  300        300            No            No                        No
 35.01                                                                      No                                      No
 35.02                                                                      No                                      No
 35.03                                                                      No                                      No
 35.04                                                                      No                                      No
 35.05                                                                      No                                      No
 35.06                                                                      No                                      No
  36          117        8/1/13                   120        117            No            No                        No
  40          118        9/1/13       9/1/28      300        298            No            Yes       2.0             No
  43          119        10/1/13                  360        359            No            No                        No
  44          120        11/1/13                  360        360            No            No                        No
  48          118        9/1/13                   360        358            No            No                        No
  49          119        10/1/13                  360        359            No            No                        No
  51          177        8/1/18                   360        357            No            No                        No
  53          118        9/1/13       9/1/28      300        298            No            Yes       2.0             No
  54          120        11/1/13                  360        360            No            No                        No
  55          119        10/1/13                  360        359            No            No                        No
  56           59        10/1/08                  360        359            No            No                        No
  58          118        9/1/13       9/1/28      300        298            No            Yes       2.0             No
  59           59        10/1/08                  360        359            No            No                        No
  61          119        10/1/13                  360        359            No            No                        No
  63          119        10/1/13                  360        359            No            No                        No
  65          120        11/1/13                   0          0             No            No                        No
  66           59        10/1/08                  360        359            No            No                        No
  67          120        11/1/13      11/1/33     360        360            No            Yes       2.0             No
  68          120        11/1/13                  360        360            No            No                        No
  72           60        11/1/08                  360        360            No            No                        No
  75          120        11/1/13                  300        300            No            No                        No
  76          119        10/1/13                  360        359            No            No                        No
  77          119        10/1/13      9/1/33      300        299            No            Yes       2.0             No
  78          119        10/1/13                  360        359            No            No                        No
  79          120        11/1/13                  300        300            No            No                        No

                                    Exh-A-3

------------------------------------------------------------------------------------------------------------------------------------
                                                                   LETTER                                 UPFRONT      UPFRONT
                CROSS-               CROSS-          DEFEASANCE      OF          LOCKBOX    HOLDBACK        ENG.         ENV.
LOAN #         DEFAULTED          COLLATERALIZED       ALLOWED     CREDIT       IN PLACE      AMT         RESERVE      RESERVE
------------------------------------------------------------------------------------------------------------------------------------
   1               No                   No               Yes         No           Yes         0.00        293,393         0
   2               No                   No               Yes         No           Yes         0.00           0            0
   3               No                   No               Yes         No           Yes         0.00           0            0
   6               No                   No               Yes         No           Yes         0.00           0            0
   7               No                   No               Yes         No           No          0.00           0            0
   8               No                   No               Yes         No           Yes         0.00           0            0
  10               Yes                  Yes              Yes         No           Yes         0.00        68,250          0
 10.01
 10.02
 10.03
  11               No                   No               Yes         No           Yes         0.00        39,145          0
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
 11.10
 11.11
 11.12
 11.13
 11.14
 11.15
 11.16
 11.17
  13               Yes                  Yes              Yes         No           Yes         0.00        39,431          0
 13.01
 13.02
 13.03
  15               No                   No               Yes         Yes                      0.00           0            0
  16               No                   No               Yes         No                       0.00        429,000         0
  17               No                   No               Yes         No           Yes         0.00           0            0
  19               No                   No                No         No                       0.00        124,250         0
  21               No                   No               Yes         No                       0.00        10,010          0
  25               No                   No               Yes         No           No          0.00        89,966          0
 25.01
 25.02
 25.03
  26               No                   No               Yes         No           No          0.00        45,000          0
  28               No                   No               Yes         No                       0.00        86,063          0
  32               No                   No               Yes         No                       0.00       1,646,720        0
  34               No                   No               Yes         No           No          0.00           0            0
  35               No                   No               Yes         No                       0.00        13,750          0
 35.01
 35.02
 35.03
 35.04
 35.05
 35.06
  36               No                   No               Yes         No                       0.00           0            0
  40               No                   No               Yes         No           Yes         0.00           0            0
  43               No                   No                No         No                       0.00           0            0
  44               No                   No                No         No                       0.00           0            0
  48               No                   No               Yes         No           Yes         0.00        88,820          0
  49               Yes                  Yes              Yes         No                       0.00           0            0
  51               No                   No               Yes         No                       0.00        68,010          0
  53               No                   No               Yes         No           Yes         0.00           0            0
  54               No                   No                No         No                       0.00        23,250          0
  55               No                   No               Yes         No           No          0.00        20,000          0
  56               No                   No               Yes         No                       0.00        115,000         0
  58               No                   No               Yes         No           Yes         0.00           0            0
  59               No                   No               Yes         No                       0.00        69,000          0
  61               No                   No               Yes         No                       0.00           0            0
  63               No                   No               Yes         No                       0.00           0            0
  65               No                   No               Yes         No                       0.00        54,688          0
  66               No                   No               Yes         No                       0.00        116,000         0
  67               No                   No               Yes         No           Yes         0.00           0            0
  68               No                   No               Yes         No                       0.00        69,563          0
  72               No                   No               Yes         No                       0.00        76,513          0
  75               Yes                  Yes              Yes         No                       0.00           0            0
  76               No                   No               Yes         No                       0.00           0            0
  77               No                   No               Yes         No           Yes         0.00           0            0
  78               Yes                  Yes              Yes         No                       0.00        10,125          0
  79               Yes                  Yes              Yes         No                       0.00           0            0

                                    Exh-A-4

------------------------------------------------------------------------------------------------------------------------------------
             UPFRONT         UPFRONT          UPFRONT        UPFRONT
LOAN #    TI/LC RESERVE  RE TAX RESERVE    INS. RESERVE   OTHER RESERVE                   UPFRONT OTHER RESERVE DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
  1         8,650,000       2,009,142         403,471           0
  2             0               0                0              0
  3             0               0                0              0
  6             0            411,807          144,828        630,000                       Fortune Realty Occupancy Reserve
  7          500,000         105,054             0          5,484,160                         Initial NYU Rent Abatement
  8             0            845,635          167,794           0                       & TI Reimbursement Deposit and Phase II
  10            0            158,629          24,072         348,982                             Landlord Work Reserve
10.01
10.02                                                                                             Seasonality Reserve
10.03
  11            0            590,510          72,128            0
11.01
11.02
11.03
11.04
11.05
11.06
11.07
11.08
11.09
11.10
11.11
11.12
11.13
11.14
11.15
11.16
11.17
  13            0            233,167          22,057         284,251                              Seasonality Reserve
13.01
13.02
13.03
  15            0             57,504          20,512            0
  16            0            115,747           7,667            0
  17            0             28,275           2,616            0
  19            0             60,345          42,230            0
  21            0               0             10,150          13,509                             Debt Service Reserve
  25            0            212,916          86,875            0
25.01
25.02
25.03
  26            0             48,533           4,776            0
  28            0             34,846           8,321            0
  32            0             18,082           5,432            0
  34            0             10,139             0              0
  35            0             2,482           21,835            0
35.01
35.02
35.03
35.04
35.05
35.06
  36         750,000          69,348           2,945            0
  40            0               0                0            36,567                             Debt Service Reserve
  43            0             48,604           3,416            0
  44            0             4,833              0              0
  48            0            157,540          29,815            0
  49            0             13,279             0              0
  51            0             15,820           1,463            0
  53            0               0              1,085            0
  54            0             2,569           17,028            0
  55            0             81,035           2,561            0
  56            0             76,200           4,441            0
  58            0               0                0            24,822                             Debt Service Reserve
  59            0             68,666           4,390            0
  61            0             12,273           1,225            0
  63            0             5,695            4,840            0
  65            0               0                0              0
  66            0             57,159           3,074            0                       Lease up holdback to be released 4/1/04
  67            0             5,194            1,218            0                             & 1/31/05 subject to a DSCR
  68            0             23,196            734          200,000                      greater than 1.38x, a debt service
                                                                                           coverage constant ratio of 0.97x,
                                                                                          minimum occupancy of 92%, EGI of at
  72            0             16,106          11,546          12,625                  least $523,000 and concessions less than 1%.
  75            0             2,394            8,215            0
  76            0             2,667            1,407          35,000                    Property Insurance Replacement Reserve
  77            0               0               587             0
  78            0             2,320            1,323            0                                Debt Service Reserve
  79            0             4,213           14,788            0

------------------------------------------------------------------------------------------------------------------------------------
             MONTHLY          MONTHLY            MONTHLY           MONTHLY       TOTAL                          INTEREST      LOAN
LOAN #    CAPEX RESERVE    TI/LC RESERVE      RE TAX RESERVE    INS. RESERVE    SF/UNITS      GRACE PERIOD    RESERVE LOAN    GROUP
------------------------------------------------------------------------------------------------------------------------------------
  1          15,743           100,000            699,714           44,830        944,556           8               No           1
  2           8,928              0                  0                0           427,439           5               Yes          1
  3               0              0                  0                0           292,509          10               Yes          1
  6           2,105            6,290              72,628           29,316        166,300           5               Yes          1
  7           4,210              0                52,527             0           202,078           5               Yes          1
  8           3,646              0               169,127           15,254          173             5               Yes          1
  10         62,331              0                27,842           8,024           774             5               Yes          1
10.01                                                                              317                                          1
10.02                                                                              255                                          1
10.03                                                                              202                                          1
  11              0              0                  0                0           260,967           0               Yes          1
11.01                                                                             13,563                                        1
11.02                                                                             14,149                                        1
11.03                                                                             14,713                                        1
11.04                                                                             14,438                                        1
11.05                                                                             15,189                                        1
11.06                                                                             17,863                                        1
11.07                                                                             15,763                                        1
11.08                                                                             14,438                                        1
11.09                                                                             14,131                                        1
11.10                                                                             16,741                                        1
11.11                                                                             14,438                                        1
11.12                                                                             16,874                                        1
11.13                                                                             17,033                                        1
11.14                                                                             11,776                                        1
11.15                                                                             18,263                                        1
11.16                                                                             15,995                                        1
11.17                                                                             15,600                                        1
  13         50,735              0                33,513           7,352           747             5               Yes          1
13.01                                                                              244                                          1
13.02                                                                              293                                          1
13.03                                                                              210                                          1
  15          6,333              0                9,584            2,930           304             5               Yes          2
  16         10,733              0                23,149           7,667           368             5               Yes          2
  17          3,157            5,051              7,069            2,616         182,366           5               Yes          1
  19          3,471           12,125              10,972           4,223         138,832           5               Yes          1
  21          1,205            3,700              9,737            2,030          96,401           5               Yes          1
  25          8,601              0                21,292           14,479          411             5               Yes          2
25.01                                                                              108                                          2
25.02                                                                              211                                          2
25.03                                                                               92                                          2
  26          1,584            4,750              12,133            796          126,905           5               Yes          1
  28          1,679            8,600              6,969            1,189          80,609           5               Yes          1
  32          3,150              0                18,082           5,432           134             5               Yes          1
  34              0              0                5,070              0           128,611           5               Yes          1
  35          2,313              0                1,307            3,119           555             5               Yes          2
35.01                                                                               30                                          2
35.02                                                                              308                                          2
35.03                                                                               53                                          2
35.04                                                                               45                                          2
35.05                                                                               70                                          2
35.06                                                                               49                                          2
  36            358              0                23,116           1,473          16,700           5               Yes          1
  40              0            2,333                0                0           164,150           5               Yes          1
  43          1,349              0                6,943            1,708            56             5               Yes          2
  44            256            2,000              4,833              0            20,444           5               Yes          1
  48          5,167              0                19,692           7,454           248             5               Yes          2
  49            667              0                2,758             744            148             5               Yes          1
  51            378              0                3,164             732           30,263           5               Yes          1
  53              0              0                  0               362           13,813           5               Yes          1
  54              0              0                2,569            1,548            93             5               Yes          2
  55            874            2,799              7,367            2,561          69,917           5               Yes          1
  56          3,570              0                12,845           4,441           176             5               Yes          2
  58              0            1,583                0                0           122,209           5               Yes          1
  59          3,387              0                10,651           4,390           148             5               Yes          2
  61              0              0                3,068            1,225          15,900           5               Yes          1
  63            479              0                2,847             691             23             5               Yes          1
  65          1,729              0                  0                0              82             5               Yes          2
  66          2,889              0                10,046           3,074           132             5               Yes          2
  67            136              0                5,194            1,218          10,908           5               Yes          1
  68          1,833              0                4,639             734             88             5               Yes          2
  72          1,238              0                2,013            3,849           198            10               Yes          2
  75            559              0                2,394            1,174          44,748           5               Yes          1
  76            125             961               2,667             704           10,000           5               Yes          1
  77            132              0                  0               587           10,594           5               Yes          1
  78            549              0                2,320             441            122             5               Yes          1
  79            565              0                1,503            2,113          45,200           5               Yes          1

                                    EXHIBIT B

Mortgage Loan Purchase Agreement, dated as of November 1, 2003.

CERTIFICATES:

Merrill Lynch Mortgage Trust 2003-KEY1
Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1

------------------------------- ---------------------------- ---------------------------- ----------------------------
      Class Designation              Initial Aggregate          Aggregate Certificate           Purchase Price
                                   Certificate Principal        Principal Balance or
                                     Balance of Class          Percentage Interest of
                                                               Class to be Retained by
                                                                       Seller
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class A-3                              $130,000,000                 $33,000,000                  100.49556
------------------------------- ---------------------------- ---------------------------- ----------------------------
Class A-4                              $483,875,000                 $65,375,000                  100.49980
------------------------------- ---------------------------- ---------------------------- ----------------------------





                                    Exh-B-1

                                    EXHIBIT C

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

EXCEPTIONS TO REPRESENTATION 4:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               "Permitted Encumbrances" includes the lien of current real estate
Loan No. 1: 77 West Wacker Drive               taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties or being contested in good faith by appropriate proceedings in accordance with the
                                               Mortgage.
---------------------------------------------- ----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATIONS 4, 5 AND 8:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               A portion of the Mortgaged Property includes a reciprocal easement
Loan No. 1: 77 West Wacker Drive               granted by and between the borrower and the owner of an adjacent property known as 55 W. Wacker (the "55 W. Wacker Owner") for, among other things, a stairway and walkway connecting the Mortgaged
                                               Property with the 55 W. Wacker property.  The easement is subject and subordinate to a mortgage in the face amount of $27,200,000 granted by the 55 W. Wacker Owner and a mortgage in the face amount of $7,250,000 granted by the 55 W. Wacker Owner.  Accordingly, such mortgagees may have the right to terminate the easement if there is a foreclosure or similar event.

                                               A portion of the Mortgaged Property includes (1) a ground lease to the borrower of certain air rights from an adjacent property owner (the
                                               "Adjacent Property Owner"), (2) reciprocal easements between the borrower and the Adjacent Property Owner covering certain bridges that connect the Mortgaged Property with the property owned by the Adjacent
                                               Property Owner and a transportation center and walls and supports in connection with the air rights lease. The ground lease and easements granted by the Adjacent Property Owner are subject and subordinate to a mortgage in the face amount of $29,640,000 granted by the Adjacent
                                               Property Owner. The ground lease does not contain customary lender protections. A ground landlord estoppel was not obtained. Certain defaults may exist due to the failure to obtain certain consents. The fee mortgagee may also have the right to terminate the ground lease and easements if there is a foreclosure or similar event.
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-1

EXCEPTIONS TO REPRESENTATION 10:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               The Mortgage provides that the tenant has to maintain terrorism
Loan No. 1: 77 West Wacker Drive               coverage provided that, with respect to any year, an increased premium for such year for terrorism coverage from the prior year of up to 25% of the prior year's premium with an aggregate cap for all such increases of 100% of the premium (each a "Capped Premium") for the terrorism coverage in effect on the closing date shall be deemed commercially reasonable and the borrower agreed to purchase such terrorism insurance in such premium amounts.
---------------------------------------------- ----------------------------------------------------------------------
                                               The Deed of Trust provides that the borrower has to obtain and
Loan No. 72: Lincoln Park Manor  Manufactured  maintain terrorism coverage at lender's request, but only if such
Housing Community                              coverage is commonly insured against at the time and generally available, as determined by lender in its reasonable discretion
                                               (meaning that if borrower fails to maintain such coverage during the loan term and lender requests that they obtain it, borrower will be excused from this requirement if it is not then commonly insured against or is not generally available).
---------------------------------------------- ----------------------------------------------------------------------
                                               The loan documents provide that the borrower shall obtain a
Loan No.  40:  Georgia  Pacific  Distribution  terrorism insurance policy which shall provide coverage in an amount
Warehouse - Philadelphia                       equal to the then outstanding loan amount; provided, however, if the cost of obtaining the terrorism insurance policy exceeds two (2) times the premiums due and payable as of the closing date of the loan (the
                                               "Terrorism Premium Cap"), then borrower shall be required to obtain the maximum amount of coverage available for the Terrorism Premium Cap.
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-2


EXCEPTIONS TO REPRESENTATION 14:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               The Mortgage provides that the tenant has to maintain terrorism
Loan No. 1: 77 West Wacker Drive               coverage provided that, with respect to any year, an increased premium for such year for terrorism coverage from the prior year of up to 25% of the prior year's premium with an aggregate cap for all such increases of 100% of the premium (each a "Capped Premium") for the terrorism coverage in effect on the closing date shall be deemed commercially reasonable and the borrower agreed to purchase such terrorism insurance in such premium amounts.

                                               In connection with the first portion of the last sentence (i.e. the portion preceding the first semi-colon), the Mortgage Loan Documents provide that proceeds in excess of $100,000 paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or a part of the related Mortgaged Property or to the payment of amounts due under such
                                               Mortgage Loan.
---------------------------------------------- ----------------------------------------------------------------------
                                               With respect to hazard and terrorism insurance, (i) General Security
Loan No. 2: The Solomon Pond Mall              Indemnity Company, which provides a 15% participation on the
Loan No. 3: Miami International Mall           insurance layer of $100 million in excess of $100 million, has a rating of "BBB+" by S&P and (ii) Royal Indemnity, which provides a 100%
                                               participation on the insurance layer of $75 million in excess of $525 million, has a rating of "Ba1" from Moody's and "B+:IX" from A.M. Best
                                               Company. With respect to boiler and machinery insurance, Hartford Steam
                                               Boiler, which provides coverage for the insurance layer of $50 million in excess of $50 million, has a rating of A:XII from A.M. Best Company and is not rated by S&P or Moody's.
---------------------------------------------- ----------------------------------------------------------------------
                                               The Deed of Trust provides that the borrower has to obtain and
Loan No. 72: Lincoln Park Manor  Manufactured  maintain terrorism coverage at lender's request, but only if such
Housing Community                              coverage is commonly insured against at the time and generally available, as determined by lender in its reasonable discretion
                                               (meaning that if borrower fails to maintain such coverage during the loan term and lender requests that they obtain it, borrower will be excused from this requirement if it is not then commonly insured against or is not generally available).
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-3

---------------------------------------------- ----------------------------------------------------------------------
                                               The loan documents provide that the borrower shall obtain a
Loan No.  40:  Georgia  Pacific  Distribution  terrorism insurance policy which shall provide coverage in an amount
Warehouse - Philadelphia                       equal to the then outstanding loan amount; provided, however, if the cost of obtaining the terrorism insurance policy exceeds two (2) times the premiums due and payable as of the closing date of the loan (the
                                               "Terrorism Premium Cap"), then borrower shall be required to obtain the maximum amount of coverage available for the Terrorism Premium Cap.
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-4


EXCEPTION TO REPRESENTATION 18(IX):
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               The ground lease provides that casualty and condemnation proceeds in
Loan No. 8: 167 East 61st Street               excess of $100,000 will be paid and deposited with a bank or trust company of lessee's selection and as approved by a first leasehold mortgagee and the ground lessor in the City of New York having assets in excess of $100,000,000.00, as insurance trustee.
---------------------------------------------- ----------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 23:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
With respect to all the Mortgage Loans sold    The Mortgage Loan Documents do not explicitly require the borrower
by the Seller pursuant to this Agreement       to pay Rating Agency fees.
---------------------------------------------- ----------------------------------------------------------------------
                                               Subordinate financing is allowed in the following instance:
Loan No. 65: 55 Liberty Street                 provided no event of default has occurred, a subordinate mortgage loan in an amount not to exceed at any time the greater of (A)
                                               $6,000,000 and (B) such amount, which, when added to the outstanding principal balance of the Mortgage Loan, will result in a
                                               Loan-to-Value Ratio of not greater than 33% provided the lender under such subordinate loan has entered into a subordination and standstill agreement on Mortgagee's then standard form of
                                               subordination and standstill agreement for loans similar in size and type to the Mortgage Loan which have been originated for the purpose of being securitized in the secondary market.  As used herein,
                                               "Loan-to-Value Ratio" means the ratio of the unpaid principal amount of the debt together with the unpaid principal balance of any existing or proposed subordinate loan to the value of the Mortgaged
                                               Property based on an appraisal prepared on behalf of Mortgagee, but at the sole cost and expense of borrower, by an appraiser
                                               satisfactory to Mortgagee which is in form and substance acceptable to Mortgagee, in each case in Mortgagee's sole discretion.
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-5

---------------------------------------------- ----------------------------------------------------------------------
                                               There is a second mortgage on each Mortgaged Property in favor of
Loan No. 10: Circa Capital - East Pool         Seller which secures the obligations under the
Loan No. 13: Circa Capital - West Pool         cross-collateralization agreement of each borrower.
Loan No. 49: Country Sunset
Loan No. 78: Village Park
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-6



EXCEPTIONS TO REPRESENTATION 28:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               Allows for the release of an unimproved portion of the Mortgaged
Loan No. 10:  Circa  Capital - East Pool (the  Property which has not been given any material value in underwriting.
Lubbock Plaza Mortgaged Property)
---------------------------------------------- ----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 30:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               The Borrower is responsible for the payment of all customary
Loan No. 3: Miami International Mall           reasonable costs and expenses associated with defeasance incurred by
Loan No. 2: The Solomon Pond Mall              the Mortgagee.
---------------------------------------------- ----------------------------------------------------------------------
                                               The Mortgage Loan Documents do not explicitly require the borrower
Loan No. 1: 77 West Wacker Drive               to pay Rating Agency fees.
---------------------------------------------- ----------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 34:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               Mariner Village permits (i) transfers of direct or indirect
Loan No. 55: Mariner Village Center            interests of Borrower or any constituent entity of Borrower among
                                               Kimco Realty Corporation or a wholly owned subsidiary of Kimco
                                               Realty Corporation ("Kimco") and Flagship Investment I LLC, a
                                               Delaware limited liability company ("Flagship"); (ii) direct or indirect issuance, redemption, repurchase, conversion, sale, transfer, pledge or other disposition of privately or publicly traded shares of Kimco in the ordinary course of business; and (iii)
                                               any transfer of ownership interests in Flagship, provided that, at the time of such transfer, (x) Thomas J. Cannon, III ("Cannon") or an entity under the sole control of Cannon and in which Cannon owns a majority of the equity interests, shall control Flagship, and (y)
                                               the transferee of such interests in Flagship is either (I) an
                                               Institutional Investor, or (II) an "accredited investor" (as defined in Regulation D) with a net worth of not less than $5,000,000.00.
---------------------------------------------- ----------------------------------------------------------------------
                                               Transfers by Prime Group Realty Trust ("PGRT") (as of the closing
Loan No. 1: 77 West Wacker Drive               date of the Mortgage Loan, the general partner of a direct 50% owner of the borrower) or Prime Group
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-7


---------------------------------------------- ----------------------------------------------------------------------
                                               Realty, L.P. ("PGRLP") (as of the closing date of the Mortgage Loan, a direct 50% owner of the Borrower) by way of merger, sale of assets or otherwise of its respective interest in the borrower or PGRLP, as applicable, are permitted provided that (a) either (x) OTR, an Ohio general partnership, acting as nominee on behalf of and legally binding on The State Teachers Retirement System of Ohio ("OTR") (as of the
                                               closing date of the Mortgage Loan, a direct 50% owner of the borrower)
                                               owns at the time of such transfer fifty percent (50%) or more of the equity interests in the borrower and the rights of approval and control afforded OTR in the organizational documents of the borrower as of the closing date of the Mortgage Loan have not been materially reduced as of the date of such transfer, or (y) prior to such transfer, the Rating
                                               Agencies shall have confirmed in writing that such transfer will not result in a downgrade, withdrawal or qualification of any securities issued in connection with a securitization in which the Mortgage Loan is included or (z) the transferee, including any successor entity by merger, asset sale or otherwise, is a publicly or privately traded real estate investment trust, commercial bank, insurance company, pension fund, or investment or opportunity fund, or other reputable company reasonably acceptable to the lender regularly actively engaged in the business of acquiring and owning first class office buildings with real estate assets of at least $350,000,000 (exclusive of the Mortgaged
                                               Property) and having a net worth of at least $550,000,000 (exclusive of the Mortgaged Property), (b) in the case of a transfer by PGRLP, reasonably acceptable opinions customarily given by borrower's counsel in connection with such transfer shall have been delivered by borrower to lender and to the Rating Agencies if required (provided, however, that no tax or REMIC opinions shall be required to be given by borrower), (c) in the event of a transfer by PGRLP, the transferee of its interest shall assume all obligations of PGRLP under the Rollover
                                               Reserve and Cash Sweep Guaranty pursuant to documentation reasonably acceptable to lender and PGRLP shall be released with respect to the obligations assumed and (d) borrower pays all reasonable expenses incurred by Lender in connection with such transfer.

                                               A transfer of the Mortgaged Property to a single purchaser not more than one time during the term of the Mortgage Loan is permitted, provided that prior to such transfer
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-8

---------------------------------------------- ----------------------------------------------------------------------
                                               lender shall have consented to such transfer and the Rating Agencies shall have confirmed in writing that such transfer or transfers shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with a securitization of the Mortgage
                                               Loan provided that (y) if the purchaser is a Single-Purpose Entity owned by a reputable (as determined by lender) publicly or privately traded real estate investment trust, commercial bank, insurance company, pension fund, investment or opportunity fund or other reputable company reasonably acceptable to lender regularly actively engaged in the business of acquiring and owning first class office buildings with real estate assets of at least $350,000,000 (excluding the Mortgaged Property) and having a net worth of at least $550,000,000
                                               (excluding the Mortgaged Property) and (z) the Manager in place on the closing date of the Mortgage Loan or a Qualified Manager manages the
                                               Property after the proposed transfer, such consent shall be deemed given, and no Rating Agency confirmation shall be required, (c)
                                               reasonably acceptable opinions customarily given by borrower's counsel in connection with an assumption of a loan of the size and type of the
                                               Mortgage Loan shall have been delivered by borrower to lender and to the Rating Agencies if required (provided, however, that no tax or
                                               REMIC opinions shall be required to be given by borrower), (d) the transferee assumes in writing all obligations of the transferor under the Mortgage Loan Documents and executes and delivers such other documentation as may be required by lender or the Rating Agencies (if
                                               Rating Agency confirmation is required), in which case transferor shall be released with respect to the obligations assumed, (e) Borrower pays all reasonable expenses incurred by Lender in connection with such transfer and (f) Borrower pays lender an amount equal to 1% of the Loan
                                               Amount. For purposes of the foregoing, a "Qualified Manager" is property manager which (w) is reasonably acceptable to lender, (x) is a reputable management company having at least five (5) years' experience in the management of commercial properties with similar uses as the
                                               Mortgaged Property and in the jurisdiction in which the Mortgaged
                                               Property is located, (y) has, for at least five (5) years prior to its engagement as property manager, managed leasable square footage of the same property type and class as the Mortgaged Property equal to a minimum of 2,500,000 leasable square feet and (z) is not the subject of a bankruptcy or similar insolvency proceeding.
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-9

EXCEPTION TO REPRESENTATION 37:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               A parcel of land which is not part of the Mortgaged Property is
Loan No. 3: Miami International Mall           included in the same tax parcel as the Mortgaged Property.  The borrower is obligated to pay any and all taxes allocable to such portion of the property and upon a trigger event, the borrower is required to reserve for any such amounts.
---------------------------------------------- ----------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 39:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               The granting clause in the Mortgage and UCC's does not grant the
Loan No. 34:  Cheyenne  Manufactured  Housing  Mortgagee a security interest in the mobile homes owned by Mortgagor
Community Portfolio                            or its affiliates.  The security interest granted is in the land,
Loan No. 72: Lincoln Park Manor Manufactured   mobile home pad sites and any other permanent fixtures.
Housing Community
---------------------------------------------- ----------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 41:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
Loan No. 8: 167 East 61st Street               The Mortgage Loans are interest-only for their entire term.
Loan No. 65: 55 Liberty Street
---------------------------------------------- ----------------------------------------------------------------------

                                    Exh-C-10


EXCEPTION TO REPRESENTATION 43:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
                                               With respect to waste, the Mortgage Loans provide recourse only in
With respect to all the  Mortgage  Loans sold  the event of waste resulting from the intentional misconduct or
by the Seller pursuant to this Agreement       gross negligence of the indemnitor or an affiliate thereof.
(except Loan No. 7: The Puck Building, Loan
No. 40: Georgia Pacific Distribution
Warehouse - Philadelphia, and Loan No. 58:
Georgia Pacific Distribution Warehouse -
Morton, Loan No. 8: 167 East 61st Street,
and Loan No. 3: Miami International Mall)
---------------------------------------------- ----------------------------------------------------------------------
                                               With respect to waste, the Mortgage Loans provide recourse only in
Loan No. 7: The Puck Building, Loan No. 40:    the event of intentional waste.
Georgia Pacific Distribution Warehouse -
Philadelphia, and Loan No. 58: Georgia
Pacific Distribution Warehouse - Morton, and
Loan No. 8: 167 East 61st Street
---------------------------------------------- ----------------------------------------------------------------------
                                               With respect to waste, the Mortgage Loan provides recourse only in
Loan No. 3: Miami International Mall           the event of physical waste, and with respect to misappropriation of insurance proceeds, only insurance proceeds received in connection with a casualty.
---------------------------------------------- ----------------------------------------------------------------------
                                               With respect to waste, the Mortgage Loan provides recourse only in
Loan No. 2: The Solomon Pond Mall              the event of physical waste.
---------------------------------------------- ----------------------------------------------------------------------
                                               With respect to waste, the Mortgage Loan provides recourse only in
Loan No. 1: 77 West Wacker Drive               the event of waste which is caused by the borrower's wrongful act or omission.
---------------------------------------------- ----------------------------------------------------------------------


                                    Exh-C-11




EXCEPTION TO REPRESENTATION 45:
---------------------------------------------- ----------------------------------------------------------------------

Loan No.                                       Exception
---------------------------------------------- ----------------------------------------------------------------------
Loan No. 1: 77 West Wacker Drive
                                               A portion of the Mortgaged Property includes (1) a ground lease to the borrower of certain air rights from an adjacent property owner (the
                                               "Adjacent Property Owner"), (2) reciprocal easements between the borrower and the Adjacent Property Owner covering certain bridges that connect the Mortgaged Property with the property owned by the Adjacent
                                               Property Owner and a transportation center and walls and supports in connection with the air rights lease. The ground lease and easements granted by the Adjacent Property Owner are subject and subordinate to a mortgage in the face amount of $29,640,000 granted by the Adjacent
                                               Property Owner. The ground lease does not contain customary lender protections. A ground landlord estoppel was not obtained. Certain defaults may exist due to the failure to obtain certain consents. The fee mortgagee may also have the right to terminate the ground lease and easements if there is a foreclosure or similar event.
---------------------------------------------- ----------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 47:
-------------------------------------------------- ------------------------------------------------------------------

Loan No.                                           Exception
-------------------------------------------------- ------------------------------------------------------------------
                                                   The borrower is required to provide operating statements and
With respect to all the Mortgage Loans sold by     rent rolls upon the lender's request during the first 12 months
the Seller pursuant to this Agreement (except      and annually thereafter.
Loan No. 7: The Puck Building, Loan No. 40:
Georgia Pacific Distribution Warehouse -
Philadelphia, Loan No. 58: Georgia Pacific
Distribution Warehouse - Morton, and Loan No. 8:
167 East 61st Street, and Loan No. 11: GFS
Marketplace Portfolio)
-------------------------------------------------- ------------------------------------------------------------------
                                                   The borrower is required to provide operating statements
Loan No. 7: The Puck Building, Loan No. 40:        quarterly and rent rolls annually.
Georgia Pacific Distribution Warehouse -
Philadelphia, and Loan No. 58: Georgia Pacific
Distribution Warehouse - Morton, Loan No. 8: 167
East 61st Street, and Loan No. 11: GFS
Marketplace Portfolio
-------------------------------------------------- ------------------------------------------------------------------



                                    Exh-C-12

                                    EXHIBIT D

                               (REPRESENTATION 12)

                                      NONE








                                    Exh-D-1

                                    EXHIBIT E

           MORTGAGE LOANS COVERED BY ENVIRONMENTAL INSURANCE POLICIES

                               (REPRESENTATION 12)

                                      NONE





                                    Exh-E-1